UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 3, 2022

Commission File No. 001-37811

BOK FINANCIAL CORP ET AL
(Exact name of registrant as specified in its charter)

Oklahoma		73-1373454
(State or other jurisdiction of Incorporation or Organization)		(IRS Employer Identification No.)

Bank of Oklahoma Tower
Boston Avenue at Second Street
Tulsa,	Oklahoma	74192
(Address of Principal Executive Offices)		(Zip Code)

(918) 588-6000
(Registrant’s telephone number, including area code)

N/A
___________________________________________
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.07. Submission of Matters to a Vote of Security Holders

(a)On May 3, 2022, BOK Financial Corporation (“BOKF”) held its annual meeting of shareholders.

(b)The matters voted upon at the annual meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

1. Election of Directors	For	Against/Withheld	Abstain	Non-Vote
Alan S. Armstrong	58,271,266	3,317,758	—	2,904,200
C. Fred Ball Jr.	58,206,653	3,382,371	—	2,904,200
Steven Bangert	55,086,256	6,502,768	—	2,904,200
Steven G. Bradshaw	55,067,463	6,521,561	—	2,904,200
Chester E. Cadieux, III	46,112,232	15,476,792	—	2,904,200
John W. Coffee	53,676,830	7,912,194	—	2,904,200
Joseph W. Craft, III	58,131,487	3,457,537	—	2,904,200
David F. Griffin	57,255,933	4,333,091	—	2,904,200
V. Burns Hargis	58,179,565	3,409,459	—	2,904,200
Douglas D. Hawthorne	53,674,026	7,914,998	—	2,904,200
Kimberley D. Henry	58,384,917	3,204,107	—	2,904,200
E. Carey Joullian, IV	52,698,916	8,890,108	—	2,904,200
George B. Kaiser	53,579,314	8,009,710	—	2,904,200
Stacy C. Kymes	55,083,666	6,505,358	—	2,904,200
Stanley A. Lybarger	49,102,642	12,486,382	—	2,904,200
Steven J. Malcolm	57,254,268	4,334,756	—	2,904,200
Steven E. Nell	51,615,140	9,973,884	—	2,904,200
E.C. Richards	58,166,640	3,422,384	—	2,904,200
Claudia San Pedro	58,396,566	3,192,458	—	2,904,200
Peggy I. Simmons	58,515,886	3,073,138	—	2,904,200
Michael C. Turpen	58,208,390	3,380,634	—	2,904,200
Rose M. Washington	58,392,040	3,196,984	—	2,904,200
2. Ratification of Ernst & Young LLP as Auditor for Fiscal Year Ending December 31, 2022	64,000,366	479,232	13,626	—

3. Advisory vote to approve the compensation of named executive officers	61,258,994	201,809	128,221	2,904,200

ITEM 9.01. Financial Statements and Exhibits.

(a)Exhibits

     104        Interactive Data Files.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        BOK FINANCIAL CORPORATION

                        By: /s/ Steven E. Nell
                         Steven E. Nell
                         Executive Vice President
                         Chief Financial Officer
Date: May 9, 2022